SECURITIES AND EXCHANGE COMMISSION


                                       Washington, D.C.   20549



                                               FORM 8-K

                                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                    Date of Report (Date of earliest event reported): December 31, 1997



                                   Dencor Energy Cost Controls,
Inc.
                        (Exact name of registrant as specified in its charter)



                   Colorado
0-9255                       84-0658020
        (State or other jurisdiction           (Commission File
(IRS Employer
         of incorporation)                      Number)
Identification No.)



                   1450 West Evans,  Denver, Colorado
80223
                (Address of principal executive offices)               (Zip
Code)



                   Registrant's telephone number, including area code (303) 922-1888
      Item 5. Other Events

        The registrant's proposed merger with Proven Alternatives Inc. terminated December 31, 1997 according to its terms. Proven Alternatives, Inc. has indicated that it is not interested in renewing discussions concerning moving forward with the merger at this time.


                                               SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  February 7, 1998                DENCOR ENERGY COST CONTROLS, INC.




By:
                                     Maynard L. Moe
                                     President